Business Combinations	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Business Combinations [Abstract]
Business Combinations

10. Business Combinations

Acquisition of Las Vegas Land Holdings, LLC

On April 1, 2014, we purchased substantially all of the assets and operations of Las Vegas Land Holdings, LLC (“LVLH”), a homebuilder with operations in Las Vegas, Nevada, for a purchase price of approximately $165 million. The acquired assets consisted of 1,761 lots within five single-family communities in the greater Las Vegas, Nevada metropolitan area. The 1,761 lots included 57 homes in backlog, 17 model homes and three custom lots. In addition, we acquired two fully operational golf courses, three custom home lots, and two one-acre commercial plots.  As the acquired assets and processes have the ability to create outputs in the form of revenue from the sale of single family residences, we concluded that the acquisition represents a business combination. We incurred $0.8 million in acquisition-related costs, which are included in other income (expense) on the consolidated statement of operations.

The following table summarizes the preliminary amounts recognized as of the acquisition date:

Assets acquired and liabilities assumed
Accounts receivable	$347
Inventories	144,531
Prepaid expenses and other assets	2,910
Property and equipment	8,619
Amortizable intangible assets	3,076
Goodwill	11,282
Total assets	$170,765

Accounts payable	$2,074
Accrued expenses and other liabilities	1,816
Notes payable and capital lease obligations	1,497
Total liabilities	$5,387

We determined the preliminary estimate of fair value for acquired inventories with the assistance of a third party appraiser primarily using a forecasted cash flow approach for the development, marketing, and sale of each community acquired. Significant assumptions included in our estimate include future per lot development costs, construction and overhead costs, mix of products sold in each community as well as average sales price, and absorption rates.

We determined the preliminary estimate of fair value for amortizable intangible assets, which includes a non-solicitation agreement, cell phone tower leases, and home plans, with the assistance of a third party valuation firm based primarily on a replacement cost approach.  Our preliminary estimates of the fair value of the non-solicitation agreement, cell phone tower leases, and homes plans was $1.4 million, $1.4 million and $0.3 million, respectively, which will be amortized over 2 years, 17 years, and 7 years, respectively.  In total, amortizable intangible assets will be amortized over a weighted average life of 9.3 years.

We determined that LVLH’s carrying costs approximated fair value for all other acquired assets and assumed liabilities.

Goodwill includes the anticipated economic value of the acquired workforce. Approximately $10.0 million of goodwill is expected to be deductible for tax purposes.

During the third quarter we recorded measurement period adjustments which decreased the estimated value of prepaid expenses and other assets and goodwill by $0.6 million and $2.2 million, respectively, and increased the estimated value of inventory by $2.8 million.  The measurement period adjustments resulted in an increase to cost of sales for the three months ended September 30, 2014 of $0.5 million. As we have not completed our estimate of the fair value of the assets acquired and liabilities assumed, the final determinations of the values may result in adjustments to the amounts presented above and a corresponding adjustment to goodwill.

Acquisition of Grand View Builders

On August 12, 2014, we purchased substantially all of the assets and operations of Grand View Builders (“Grand View”) in Houston, Texas for a purchase price of approximately $13 million and annual earnout payments based on a percentage of adjusted pre-tax income over the next two years.  As the acquired assets and processes have the ability to create outputs in the form of revenue from the sale of single family residences, we concluded that the acquisition represents a business combination. We incurred $0.1 million in acquisition-related costs, which are included in other income (expense) on the consolidated statement of operations.

Assets acquired and liabilities assumed
Accounts receivable	$188
Inventories	12,356
Prepaid expenses and other assets	295
Property and equipment	185
Amortizable intangible assets	2,028
Goodwill	1,489
Total assets	$16,541

Accrued expenses and other liabilities (inclusive of earnout liability)	$3,684
Total liabilities	$3,684

We determined the preliminary estimate of fair value for acquired inventories on a lot by lot basis primarily using a forecasted cash flow approach for the development, marketing, and sale of each lot acquired. Significant assumptions included in our estimate include future construction and overhead costs, sales price, and absorption rates.

We determined the preliminary estimate of fair value for amortizable intangible assets, which includes a non-compete agreement, trade names, home plans, and backlog associated with certain custom home contracts, with the assistance of a third party valuation firm.  Our preliminary estimate of the fair value of the non-compete agreement, trade names, home plans and backlog were $0.3 million, $1.4 million, $0.1 million, and $0.2 million respectively, which will be amortized over 2 years, 2.3 years, 7 years, and 1.5 years, respectively.  In total, amortizable intangible assets will be amortized over a weighted average life of 2.4 years.

The fair value of the earnout on the acquisition date of $2.8 million was determined with the assistance of a third party valuation firm based on probability weighting scenarios and discounting the potential payments which range from $0 to a maximum of $5.3 million.  The maximum earnout amount is subject to downward reductions of up to $1.5 million based on the number of future lots acquired over the next two years in our Houston division.  The earnout liability is included in accrued expenses and other liabilities on the consolidated balance sheet.

We determined that Grand View’s carrying costs approximated fair value for all other acquired assets and assumed liabilities.

Goodwill includes the anticipated economic value of the acquired workforce.  We have not finalized the amount of goodwill that will be deductible for tax purposes.

As we have not completed our estimate of the fair value of the assets acquired and liabilities assumed, the final determinations of the values may result in adjustments to the amounts presented above and a corresponding adjustment to goodwill.

3. Business Combination

On September 12, 2013, we acquired real property and certain in-place contracts, and assumed certain liabilities, of Jimmy Jacobs, a homebuilder with operations in the greater Austin, Texas, metropolitan area, for cash consideration of $15.7 million (the Jimmy Jacobs Acquisition).  The assets acquired in the Jimmy Jacobs Acquisition were primarily real property, including 50 land lots available for construction of single-family homes and 95 single-family residences and home construction contracts in various stages of construction.  We also acquired in-place contracts for the sale of homes currently under construction, a purchase commitment to acquire 116 additional land lots from the seller upon the seller meeting certain development milestones, and certain other assets, including office-related personal property and intangible assets, including trade names and non-competition agreements.  In total, as a result of the Jimmy Jacobs Acquisition, we obtained control of 166 lots and 95 homes under construction and home construction contracts in the greater Austin, Texas, metropolitan area.  As the acquired set of assets and processes has the ability to create outputs, in the form of revenue from the sale of single-family residences, we concluded that the acquisition represented a business combination.  We incurred $0.3 million in acquisition-related costs, which are included in other income (expense) on the consolidated statement of operations.

The following table summarizes the amounts recognized as of the acquisition date (in thousands):

Assets acquired and liabilities assumed
Accounts receivable	$143
Inventory	12,411
Property and equipment	679
Prepaid and other assets	1,500
Intangible assets	2,428
Goodwill	479
Total assets	$17,640
Accounts payable	878
Accrued and other expenses	1,054
Total liabilities	$1,932

Included in home sales revenue and income before income taxes on the consolidated statement of operations is $21.1 million and $0.3 million, respectively, earned from Jimmy Jacobs subsequent to the acquisition date.

Had Jimmy Jacobs been included in the Company’s consolidated statement of operations as of the beginning of the years ended December 31, 2013 and 2012, unaudited pro forma home sales revenues of $204.7 million and $147.1 million, respectively, and unaudited pro forma income before taxes of $18.7 million and $8.3 million, respectively, would have resulted.  See further detail related to pro forma results in Note 20, Pro forma Financial Information (unaudited).